UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 28, 2019

(Date of earliest event reported)

U.S. BANCORP

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-6880	41-0255900
(Commission file number)	(IRS Employer Identification No.)

800 Nicollet Mall

Minneapolis, Minnesota 55402

(Address of principal executive offices, including zip code)

(651) 466-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.01 par value per share Depositary Shares (each representing 1/100th interest in a share of Series A	USB	New York Stock Exchange
Non-Cumulative Perpetual Preferred Stock, par value $1.00) Depositary Shares (each representing 1/1,000th interest in a share of Series B	USB PrA	New York Stock Exchange
Non-Cumulative Perpetual Preferred Stock, par value $1.00) Depositary Shares (each representing 1/1,000th interest in a share of Series F	USB PrH	New York Stock Exchange
Non-Cumulative Perpetual Preferred Stock, par value $1.00) Depositary Shares (each representing 1/1,000th interest in a share of Series H	USB PrM	New York Stock Exchange
Non-Cumulative Perpetual Preferred Stock, par value $1.00) Depositary Shares (each representing 1/1,000th interest in a share of Series K	USB PrO	New York Stock Exchange
Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrP	New York Stock Exchange
0.850% Medium-Term Notes, Series X (Senior), due June 7, 2024	USB/24B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01	Regulation FD Disclosure.

As previously announced, Shailesh M. Kotwal, U.S. Bancorp’s Vice Chairman, Payment Services, will make a presentation at the Deutsche Bank Global Financial Services Conference in New York City, at 10:15 a.m. local time on Tuesday, May 28, 2019. A copy of the presentation slides, which will be discussed during the presentation, is attached hereto as Exhibit 99.1. These slides can also be accessed on U.S. Bancorp’s website at usbank.com by clicking on “About Us” and then “Investor Relations” and then “Webcasts and Presentations.” A live audio webcast of the presentation can also be accessed at this location on the website, and a replay of the webcast will be available at the same location on the website and will remain posted for 90 days.

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Deutsche Bank Global Financial Services Conference Slides

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP

By:	/s/ James L. Chosy
James L. Chosy Executive Vice President and General Counsel

Date: May 28, 2019

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